Exhibit 99.2

ASPEN INSURANCE HOLDINGS LIMITED
EARNINGS RELEASE SUPPLEMENT
AS OF MARCH 31, 2007

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the ‘‘Company’’ or ‘‘Aspen’’) with the United States Securities and Exchange Commission.

BASIS OF PREPARATION

Definitions and presentation: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2006. Unless otherwise noted, all data is in US dollars millions, except for per share, percentage and ratio information.

In presenting the Company’s results, management has included and discussed certain ‘‘non-GAAP financial measures’’, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure):    Operating income is an internal performance measure used by the Company in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses.

The Company excludes after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 19 for a reconciliation of operating income to net income.

Annualized Operating Return on Average Equity (‘‘Operating ROAE’’) (a non-GAAP financial measure): Annualized Operating Return on Average Equity 1) is calculated using operating income, as defined above and 2) excludes from average equity, the average after-tax unrealized appreciation or depreciation on investments and the average after-tax unrealized foreign exchange gains or losses and the aggregate value of the liquidation preferences of our preference shares. Unrealized appreciation (depreciation) on investments is primarily the result of interest rate movements and the resultant impact on fixed income securities, and unrealized appreciation (depreciation) on foreign exchange is the result of exchange rate movements between the U.S. dollar and the British pound. Such appreciation (depreciation) is not related to management actions or operational performance (nor is it likely to be realized). Therefore the Company believes that excluding these unrealized appreciations (depreciations) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. Average equity is calculated as the arithmetic average on a monthly basis for the stated periods. The Company presents Operating ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 19 for a reconciliation of operating income to net income and page 12 for a reconciliation of average equity.

Diluted book value per ordinary share (a non-GAAP financial measure):    The Company has included diluted book value per ordinary share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share. Please see page 19 for a reconciliation of diluted book value per share to basic book value per share.

Underwriting ratios (are GAAP financial measures):    The Company, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions; premium taxes, licenses and fees; as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from US statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

INCOME STATEMENTS

The following table summarizes the Company’s financial performance for the three months ended March 31, 2007 compared to the three months ended March 31, 2006

(in US$ millions)	Three Months Ended March 31, 2007	Three Months Ended March 31, 2006
UNDERWRITING REVENUES
Gross written premiums	636.5	678.7
Premiums ceded	(81.4)	(226.8)
Net written premiums	555.1	451.9
Change in unearned premiums	(116.1)	(49.3)
Net earned premiums	439.0	402.6
UNDERWRITING EXPENSES
Losses and loss expenses	(225.5)	(232.4)
Acquisition expenses	(77.7)	(93.3)
General and administrative expenses	(45.3)	(38.2)
Total underwriting expenses	(348.5)	(363.9)
Underwriting income	90.5	38.7
OTHER OPERATING REVENUE
Net investment income	67.5	44.5
Interest expense	(4.2)	(3.9)
Total other operating revenue	63.3	40.6
Other expense	(7.3)	(1.9)
OPERATING INCOME BEFORE TAX	146.5	77.4
OTHER
Net realized exchange gains	5.5	1.3
Net realized investment losses	(4.8)	(1.4)
INCOME BEFORE TAX	147.2	77.3
Income taxes expense	(25.3)	(15.5)
NET INCOME AFTER TAX	121.9	61.8
Dividends paid on ordinary shares	(13.2)	(14.3)
Dividend paid on preference shares	(6.9)	(3.9)
Retained income	101.8	43.6
Components of net income (after tax)
Operating income	120.6	61.7
Net realized exchange gains (after tax)	5.5	1.3
Net realized investment losses (after tax)	(4.2)	(1.2)
NET INCOME AFTER TAX	121.9	61.8

CONSOLIDATED BALANCE SHEETS

(in US$ millions)	As at March 31, 2007	As at December 31, 2006
ASSETS
Investments
Fixed maturities	4,024.2	3,828.7
Other investments	316.8	156.9
Short-term investments	621.4	695.5
Total investments	4,962.4	4,681.1
Cash and cash equivalents	346.4	495.0
Reinsurance recoverables
Unpaid losses	430.9	468.3
Ceded unearned premiums	76.1	29.8
Receivables
Underwriting premiums	815.0	688.1
Other	39.5	62.2
Deferred policy acquisition costs	161.8	141.4
Derivative at fair value	26.5	33.8
Office properties and equipment	24.6	24.6
Other assets	10.9	7.6
Intangible assets	8.2	8.2
Total assets	6,902.3	6,640.1
LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	2,783.3	2,820.0
Unearned premiums	1,004.8	841.3
Total insurance reserves	3,788.1	3,661.3
Payables
Reinsurance premiums	105.0	62.4
Taxation	99.7	61.8
Accrued expenses and other payables	124.7	186.2
Liabilities under derivative contracts	26.1	29.7
Total payables	355.5	340.1
Long-term debt	249.4	249.4
Total liabilities	4,393.0	4,250.8
SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1
Preference shares	—	—
Additional paid-in capital	1,923.5	1,921.7
Retained earnings	552.3	450.5
Accumulated other comprehensive income, net of taxes	33.4	17.0
Total shareholders’ equity	2,509.3	2,389.3
Total liabilities and shareholders’ equity	6,902.3	6,640.1

PER SHARE DATA

(in US$ except for number of shares)	Three Months Ended March 31, 2007	Three Months Ended March 31, 2006
Basic earnings per ordinary share
Net income adjusted for preference share dividend	1.31	0.61
Operating income adjusted for preference dividend	1.29	0.61
Diluted earnings per ordinary share
Net income adjusted for preference share dividend	1.27	0.59
Operating income adjusted for preference dividend	1.26	0.59
Weighted average ordinary shares outstanding	87,819,188	95,243,750
Weighted average ordinary shares outstanding and dilutive potential ordinary shares	90,487,698	97,513,725
Book value per ordinary share	23.62	19.40
Diluted book value (treasury stock method)	22.93	18.95
Ordinary shares outstanding at end of the period	88,133,866	95,250,401
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period	90,797,595	97,520,376

See pages 12, 17 and 19 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP financial measures.

FINANCIAL RATIOS

	Three Months Ended March 31, 2007	Three Months Ended March 31, 2006
(in US$ millions except for percentage figures)
Average equity	2,005	1,853
Return on average equity
Net income adjusted for preference share dividend	5.7%	3.1%
Operating income adjusted for preference share dividend	5.7%	3.1%
Annualized Return on Average Equity (1)
Net income	22.9%	12.5%
Operating income	22.7%	12.5%
Loss ratio	51.4%	57.7%
Policy acquisition expense ratio	17.7%	23.2%
Operating and administration expense ratio	10.3%	9.5%
Expense ratio	28.0%	32.7%
Combined ratio	79.4%	90.4%
Debt to total capital	9.0%	10.7%

See pages 12, 17 and 19 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP financial measures.

Average equity excludes the average after tax unrealized appreciation or depreciation on investments and the average after tax unrealized foreign exchange gains or losses.

(1)	Return on average equity for the quarter X 4

UNDERWRITING RESULTS BY OPERATING SEGMENT

The following tables summarize gross and net written and earned premium, losses and loss expenses, policy acquisition, operating and administrative expenses, underwriting results, reserves and combined ratios for each of our four business segments for the three months ended March 31, 2007 and 2006.

	Three Months Ended March 31, 2007					Three Months Ended March 31, 2006
	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total
(in US$ millions)
Gross written premiums	187.0	223.3	155.9	70.3	636.5	162.9	275.4	154.2	86.2	678.7
Net written premiums	176.3	216.6	127.3	34.9	555.1	36.2	265.6	105.6	44.5	451.9
Gross earned premiums	157.4	111.0	121.7	83.9	474.0	154.2	132.0	112.9	94.4	493.5
Net earned premiums	150.3	106.4	110.8	71.5	439.0	107.2	128.6	95.8	71.0	402.6
Losses and loss expenses	(65.2)	(60.8)	(59.6)	(39.9)	(225.5)	(47.7)	(87.4)	(44.5)	(52.8)	(232.4)
Policy acquisition expenses	(27.1)	(19.3)	(20.4)	(10.9)	(77.7)	(35.2)	(25.9)	(20.4)	(11.8)	(93.3)
Operating and administration expenses	(14.5)	(9.9)	(10.4)	(10.5)	(45.3)	(14.2)	(10.1)	(8.0)	(5.9)	(38.2)
Underwriting profit	43.5	16.4	20.4	10.2	90.5	10.1	5.2	22.9	0.5	38.7
Net reserves for loss and loss adjustment expenses	521.7	1,017.5	322.4	490.8	2,352.4	506.7	759.0	230.5	357.9	1,854.1
Ratios
Loss ratio	43.4%	57.2%	53.8%	55.8%	51.4%	44.5%	68.0%	46.5%	74.4%	57.7%
Policy acquisition expense ratio	18.0%	18.1%	18.4%	15.2%	17.7%	32.9%	20.1%	21.3%	16.6%	23.2%
Operating and administration expense ratio	9.7%	9.3%	9.4%	14.7%	10.3%	13.2%	7.9%	8.3%	8.3%	9.5%
Expense ratio	27.7%	27.4%	27.8%	29.9%	28.0%	46.1%	28.0%	29.6%	24.9%	32.7%
Combined ratio	71.1%	84.6%	81.6%	85.7%	79.4%	90.6%	96.0%	76.1%	99.3%	90.4%

SPECIALTY INSURANCE AND REINSURANCE

	Three Months Ended March 31, 2007			Three Months Ended March 31, 2006
	Specialty Insurance	Specialty Reinsurance	Total	Specialty Insurance	Specialty Reinsurance	Total
(in US$ millions)
Gross written premiums	109.9	46.0	155.9	112.0	42.2	154.2
Net written premiums	81.9	45.4	127.3	69.8	35.8	105.6
Gross earned premiums	95.8	25.9	121.7	89.8	23.1	112.9
Net earned premiums	85.2	25.6	110.8	74.4	21.4	95.8
Losses and loss expenses	(50.1)	(9.5)	(59.6)	(39.0)	(5.5)	(44.5)
Policy acquisition expenses	(15.6)	(4.8)	(20.4)	(16.7)	(3.7)	(20.4)
Operating and administration expenses	(8.5)	(1.9)	(10.4)	(5.6)	(2.4)	(8.0)
Underwriting profit	11.0	9.4	20.4	13.1	9.8	22.9
Ratios
Loss ratio	58.8%	37.1%	53.8%	52.4%	25.7%	46.5%
Policy acquisition expense ratio	18.3%	18.8%	18.4%	22.5%	17.3%	21.3%
Operating and administration expense ratio	10.0%	7.4%	9.4%	7.5%	11.2%	8.3%
Expense ratio	28.3%	26.2%	27.8%	30.0%	28.5%	29.6%
Combined ratio	87.1%	63.3%	81.6%	82.4%	54.2%	76.1%

PROPERTY AND CASUALTY INSURANCE

	Three Months Ended March 31, 2007			Three Months Ended March 31, 2006
	Property Insurance	Casualty Insurance	Total	Property Insurance	Casualty Insurance	Total
(in US$ millions)
Gross written premiums	25.0	45.3	70.3	28.6	57.6	86.2
Net written premiums	(4.3)	39.2	34.9	(5.1)	49.6	44.5
Gross earned premiums	31.8	52.1	83.9	35.4	59.0	94.4
Net earned premiums	23.8	47.7	71.5	19.1	51.9	71.0
Losses and loss expenses	(13.5)	(26.4)	(39.9)	(23.5)	(29.3)	(52.8)
Policy acquisition expenses	(4.7)	(6.2)	(10.9)	(4.3)	(7.5)	(11.8)
Operating and administration expenses	(4.0)	(6.5)	(10.5)	(2.1)	(3.8)	(5.9)
Underwriting profit (loss)	1.6	8.6	10.2	(10.8)	11.3	0.5
Ratios
Loss ratio	56.7%	55.4%	55.8%	123.0%	56.4%	74.4%
Policy acquisition expense ratio	19.8%	13.0%	15.2%	22.5%	14.5%	16.6%
Operating and administration expense ratio	16.8%	13.6%	14.7%	11.0%	7.3%	8.3%
Expense ratio	36.6%	26.6%	29.9%	33.5%	21.8%	24.9%
Combined ratio	93.3%	82.0%	85.7%	156.5%	78.2%	99.3%

CONSOLIDATED CHANGE IN SHAREHOLDERS’ EQUITY

	Three Months Ended March 31, 2007	Three Months Ended March 31, 2006
(in US$ millions)
Ordinary shares
Beginning of period	0.1	0.1
End of period	0.1	0.1
Preference shares
Beginning of period	—	—
End of period	—	—
Additional paid-in capital
Beginning of period	1,921.7	1,887.0
New Preference shares issued	—	29.2
New Preference shares issue costs	—	(0.1)
Share-based compensation	1.8	2.4
End of period	1,923.5	1,918.5
Retained earnings
Beginning of period	450.5	144.2
Net income for the period	121.9	61.8
Dividends paid on ordinary and preference shares	(20.1)	(18.2)
End of period	552.3	187.8
Accumulated Other Comprehensive Income:
Cumulative foreign currency translation adjustments net of taxes
Beginning of period	59.1	42.8
Change for the period	5.2	(5.0)
End of period	64.3	37.8
Loss on derivatives
Beginning of period	(1.8)	(2.0)
End of period	(1.8)	(2.0)
Unrealized appreciation (depreciation) on investments, net of taxes:
Beginning of period	(40.3)	(32.3)
Reclassification to net realized gains	2.4	0.7
End of period	(29.1)	(63.3)
Total accumulated other comprehensive income	33.4	(27.5)
Total shareholders’ equity	2,509.3	2,078.9

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

(in US$ millions)	Three Months Ended March 31, 2007	Three Months Ended March 31, 2006
Net income	121.9	61.8
Other comprehensive income net of taxes
Reclassification adjustment for net realized gains included in net income	2.4	0.7
Change in unrealized (losses) on investments	8.8	(31.7)
Change in unrealized gains on foreign currency translation	5.2	(5.0)
Other comprehensive income	16.4	(36.0)
Comprehensive income	138.3	25.8

SUMMARIZED CASH FLOWS

(in US$ millions)	Three Months Ended March 31, 2007	Three Months Ended March 31, 2006
Net cash from operating activities	128.8	64.4
Net cash used in investing activities	(250.8)	(395.2)
Net cash from / (used in) financing activities	(20.1)	10.9
Effect of exchange rate movements on cash and cash equivalents	(6.5)	0.6
Decrease in cash and cash equivalents	(148.6)	(319.3)
Cash at beginning of the period	495.0	748.3
Cash at end of the period	346.4	429.0

SUPPLEMENTAL FINANCIAL INFORMATION

Return on Average Equity Analysis

The following table presents the return on average equity for the three months ended March 31, 2007 and 2006:

(in US$ millions except for percentages)	Three Months Ended March 31, 2007	Three Months Ended March 31, 2006
Closing shareholders’ equity	2,510	2,079
Average adjustment	(505)	(226)
Average equity (1)	2,005	1,853
Return on average equity from underwriting activity (2)	4.5%	2.1%
Return on average equity from investment and other activity (3)	2.4%	1.9%
Pre-tax operating income return on average equity, for period	7.0%	4.0%
Post-tax return on average equity (4)	5.7%	3.1%
Ratios
Combined ratio	79.4%	90.4%

See page 19 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP finance measures.

1) Average equity is calculated by taking the simple average at latest quarter end and the previous quarter end of the closing shareholders’ equity excluding (i) preference shares, (ii) after tax unrealized appreciation or depreciation on investments and (iii) the average after tax unrealized foreign exchange gains and losses.
2) Calculated by using underwriting income.
3) Calculated by using total other operating revenue and other expense adjusted for preference share dividend.
4) Calculated by using operating income after tax adjusted for preference share dividend.

INVESTMENT PORTFOLIO

(in US$ millions)	As at March 31, 2007
Fixed maturities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. government and agencies	1,105.0	0.7	(17.4)	1,088.3
Corporate securities	1,176.0	3.8	(10.6)	1,169.2
Foreign government	493.0	0.1	(9.8)	483.3
Municipals	1.6	0.0	0.0	1.6
Asset-backed securities	215.3	0.3	(1.6)	214.0
Mortgage-backed securities	1,068.3	6.0	(6.5)	1,067.8
Total fixed maturities	4,059.2	10.9	(45.9)	4,024.2
Other investments	316.8	0.0	0.0	316.8
Short-term investments	621.7	0.2	(0.5)	621.4
Total investments	4,997.7	11.1	(46.4)	4,962.4

RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES

The following table represents a reconciliation of beginning and ending consolidated loss and loss expense reserves:

(in US$ millions)	Three Months Ended March 31, 2007	Twelve Months Ended December 31, 2006
Provision for losses and loss expenses at start of period
	2,820.0	3,041.6
Less reinsurance recoverable	(468.3)	(1,192.7)
Net loss and loss expenses at start of period
	2,351.7	1,848.9
Loss reserve portfolio transfer	—	0.7
Provision for losses and loss expenses for claims incurred
Current period	253.7	941.2
Prior period (release)	(26.3)	(51.3)
Total incurred	227.4	889.9
Losses and loss expense payments for claims incurred	(233.2)	(469.7)
Foreign exchange gains	6.5	81.9
Net loss and loss expense reserves at end of period	2,352.4	2,351.7
Plus reinsurance recoverables on unpaid losses at end of period	430.9	468.3
Gross loss and loss expense reserves at end of period	2,783.3	2,820.0

RESERVES BY BUSINESS SEGMENT

The following table presents our reserves as at March 31, 2007 and December 31, 2006:

(in US$ millions)	As at March 31, 2007			As at December 31, 2006
	Gross	Reinsurance Recoverable	Net	Gross	Reinsurance Recoverable	Net
Property reinsurance	640.0	(118.3)	521.7	709.2	(159.7)	549.5
Casualty reinsurance	1,030.5	(13.0)	1,017.5	970.9	(9.1)	961.8
Specialty insurance and reinsurance	548.2	(225.8)	322.4	570.1	(216.3)	353.8
Property and casualty insurance	564.6	(73.8)	490.8	569.8	(83.2)	486.6
Total losses and loss expense reserves	2,783.3	(430.9)	2,352.4	2,820.0	(468.3)	2,351.7

MOVEMENT IN RESERVES FOR PRIOR YEARS

The following table presents the movement in reserves for prior years for the three months ended March 31, 2007 and 2006:

(in US$ millions)	Three Months Ended March 31, 2007	Three Months Ended March 31, 2006
Property reinsurance	(10.2)	(8.5)
Casualty reinsurance	22.0	7.6
Specialty insurance and reinsurance	4.5	8.7
Property and casualty insurance	10.0	9.7
Release in reserves for prior years during the period	26.3	17.5

REINSURER SECURITY RATING

     The following tables show our reinsurance recoverables and our reinsurers’ ratings as at March 31, 2007:

(in US$ millions except for percentages)	As at March 31, 2007
S&P
AAA	60.6	14.1%
AA+	2.2	0.5%
AA	0.0	0.0%
AA−	87.7	20.3%
A+	178.3	41.3%
A	3.7	0.9%
A−	61.1	14.2%
Fully collateralised	3.9	0.9%
Not rated	33.4	7.8%
	430.9	100.0%
A.M. Best
A++	60.6	14.1%
A+	36.1	8.4%
A	269.2	62.4%
A−	61.1	14.2%
Fully collateralised	3.9	0.9%
Not rated	0.0	0.0%
	430.9	100.0%

DILUTED SHARE ANALYSIS USED FOR EPS CALCULATION

(shares in millions)	Three Months Ended March 31, 2007	Three Months Ended March 31, 2006
Basic weighted average ordinary shares outstanding	87.819	95.244
Add: weighted average of employee options	1.823	1.352
Add: weighted average of options issued to Wellington Investment Holding (Jersey) Limited	0.000	0.599
Add: weighted average of options issued to Appleby Trust (Bermuda) Limited (Names Trust)	0.619	0.221
Add: weighted average of restricted share units	0.227	0.098
Diluted weighted average ordinary shares outstanding	90.488	97.514

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to repurchase the Company’s ordinary shares at the average market price during the period of calculation. In a loss making period the number of potentially dilutive ordinary shares is considered to be zero.

OPERATING INCOME RECONCILIATION

The reconciliation of operating income to net income is set out in the following table for the three months ended March 31, 2007 and 2006:

(in US$ millions except where stated)	Three Months Ended March 31, 2007	Three Months Ended March 31, 2006
Net income adjusted for preference share dividend	115.0	57.9
Add (deduct) after tax income:
Net exchange gains	(5.5)	(1.3)
Net realized losses on investments	4.2	1.2
Operating income adjusted for preference share dividend	113.7	57.8
Tax on operating income	(25.9)	(15.7)
Operating income before tax adjusted for preference share dividend	139.6	73.5
Weighted average ordinary shares outstanding (millions)
Basic	87.82	95.24
Diluted	90.49	97.51
Basic per ordinary share data	$	$
Net income adjusted for preference share dividend	1.31	0.61
Add (deduct) after tax income
Net exchange gains	(0.06)	(0.01)
Net realized losses on investments	0.04	0.01
Operating income adjusted for preference shares dividend	1.29	0.61
Diluted per ordinary share data
Net income adjusted for preference share dividend	1.27	0.59
Add (deduct) after tax income
Net exchange gains	(0.06)	(0.01)
Net realized losses on investments	0.05	0.01
Operating income adjusted for preference share dividend	1.26	0.59
Book value per ordinary share
Net assets (excluding intangible assets and preference shares)	2,082.2	1,847.8
Number of ordinary shares in issue at the end of the period	88,133,866	95,250,401
Diluted number of ordinary shares in issue at the end of the period	90,797,595	97,520,376
	$	$
Book value per ordinary share	23.62	19.40
Diluted book value per ordinary share	22.93	18.95